Material judgments, estimates and assumptions - Additional Information (Detail)	12 Months Ended
Dec. 31, 2021 EUR (€)
Disclosure Of Material Judgements Estimates And Assumptions [Line Items]
Description of maximum possible litigation settlement	The maximum possible amount of such fine is the highest of (i) €2.5 million, (ii) 2% of our total revenue in the financial year preceding the year in which BaFin imposes a fine, and (iii) three times the amount of any commercial advantage we may have had as a result of the alleged omission of an ad hoc disclosure under the ad hoc disclosure obligation of Article 17 para.
Percentage of revenue used for litigation settlement	2.00%
Bottom of range
Disclosure Of Material Judgements Estimates And Assumptions [Line Items]
Litigation settlement expense	€ 225,000
Top of range
Disclosure Of Material Judgements Estimates And Assumptions [Line Items]
Litigation settlement expense	€ 2,500,000